Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2019 Results

SPOKANE, Wash., July 29, 2019 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $17.1 million, or $0.25 per diluted share, on revenues of $215.6 million for the quarter ended June 30, 2019.

Second Quarter 2019 Highlights

•	Generated $49.0 million of Total Adjusted EBITDDA and Adjusted EBITDDA margin of 23%
•	Repurchased 407,293 shares for $15.0 million, or $37 per share
•	Completed two large rural land sales, including 1,800 acres of former Deltic timberlands for $11,000 per acre

“Our Timberlands and Real Estate businesses continued to perform well during the quarter despite extremely wet weather and difficult operating conditions in the South while our Wood Products results declined significantly due to a 35% drop in lumber prices compared to one year ago,” said Mike Covey, chairman and chief executive officer.  “Our Real Estate business closed two large transactions in the quarter, including the sale of rural land in Arkansas for $11,000 per acre.  We returned $79 million to shareholders during the first half of the year in the form of dividends and share repurchases totaling $25 million.  We continue to invest capital in our mills and are on pace to complete $40 million of improvements to expand capacity and increase grade recovery,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q2 2019	Q1 2019	Q2 2018
Revenues	$215.6	$181.7	$268.2
Net income	$17.1	$6.6	$46.1
Weighted average shares outstanding, diluted (in thousands)	67,713	67,916	63,316
Net income per diluted share	$0.25	$0.10	$0.73

Adjusted net income	$17.1	$5.3	$47.2
Adjusted net income per diluted share	$0.25	$0.08	$0.75

Total Adjusted EBITDDA	$49.0	$28.3	$94.2
Distributions per share	$0.40	$0.40	$0.40
Net cash from operations	$48.5	$19.1	$60.5
Cash and cash equivalents	$98.0	$104.8	$125.7

Business Performance: Q2 2019 vs. Q1 2019

Timberlands

Second Quarter 2019 Highlights

•	Northern sawlog prices increased 8% due to higher lumber index pricing and seasonally lighter logs
•	Northern sawlog volumes decreased seasonally due to spring break-up
•	Southern sawlog and pulpwood prices increased as a result of continued wet weather and constrained log supply
•	Forest management costs increased seasonally
($ in millions)	Q2 2019	Q1 2019	$ Change
Timberlands Revenues	$66.9	$68.2	$(1.3)

Timberlands Adjusted EBITDDA	$26.1	$26.9	$(0.8)

Wood Products

Second Quarter 2019 Highlights

•	Average lumber price was $378 per MBF Q2 2019, down slightly from Q1 2019
•	Lumber shipments increased 14% as a result of catch up from Q1 2019 transportation and weather challenges
•	Three mills took downtime Q2 2019 for planned maintenance and capital projects
•	Lumber inventory at end of Q2 2019 was written down $7.4 million to net realizable value compared to $1.4 million Q1 2019
($ in millions)	Q2 2019	Q1 2019	$ Change
Wood Products Revenues	$138.0	$132.3	$5.7

Wood Products Adjusted EBITDDA	$(2.0)	$7.2	$(9.2)

Real Estate

Second Quarter 2019 Highlights

•	Sold 12,375 acres of rural real estate at an average price of $2,450 per acre, including a former Deltic tract for $19.6 million
•	Sold 44 residential lots at an average of $85,000 per lot
($ in millions)	Q2 2019	Q1 2019	$ Change
Real Estate Revenues	$36.4	$6.2	$30.2

Real Estate Adjusted EBITDDA	$31.3	$2.7	$28.6

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 30, 2019, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investor Resources link or by conference call at 1-877-823-6919 for U.S./Canada and 1-647-689-5576 for international callers. Participants will be asked to provide conference I.D. number 1146306. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until August 6, 2019 by calling

1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 1146306 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 1.9 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding our stepped-up capital expenditure program, the U.S. housing market and repair and remodel market; lumber demand, pricing, revenues and Q3 and Q4 costs and expenses; Q3 lumber shipments; 2019 lumber shipments; effects of announced curtailments and permanent closures of sawmills; expectation that shortfall in Southern harvest will be made up in the second half of 2019;  Q3 2019 Northern timber harvest and sawlog prices; Q3 2019 Southern harvest volumes and sawlog prices; Q3 2019 Northern and Southern sawlog mix; 2019 harvest plan; Wood Products 2019 capital expenditures; total 2019 capital expenditures; real estate sales, pricing and cost basis; development real estate sales, pricing and land basis; the direction of our business markets; business conditions; Q3 2019 Adjusted EBITDDA; Q3 2019 interest expense; Q3 2019 corporate expense; Q3 2019 income tax; dividend payout ratio; and similar matters. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; changes in the level of construction activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Income

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands, except per share amounts)	2019	2019	2018	2019	2018
Revenues	$215,581	$181,716	$268,233	$397,297	$468,130
Costs and expenses:
Cost of goods sold	175,673	154,215	180,906	329,888	320,061
Selling, general and administrative expenses	14,952	16,570	16,892	31,522	30,548
Gain on sale of facility	—	(9,176)	—	(9,176)	—
Deltic merger-related costs	—	—	1,018	—	20,273
	190,625	161,609	198,816	352,234	370,882
Operating income	24,956	20,107	69,417	45,063	97,248
Interest expense, net	(7,882)	(5,464)	(9,356)	(13,346)	(15,016)
Loss on extinguishment of debt	—	(5,512)	—	(5,512)	—
Non-operating pension and other postretirement costs	(889)	(980)	(1,908)	(1,869)	(3,765)
Income before income taxes	16,185	8,151	58,153	24,336	78,467
Income tax benefit (expense)	952	(1,591)	(12,005)	(639)	(17,722)
Net income	$17,137	$6,560	$46,148	$23,697	$60,745

Net income per share:
Basic	$0.25	$0.10	$0.73	$0.35	$1.07
Diluted	$0.25	$0.10	$0.73	$0.35	$1.06
Dividends per share	$0.40	$0.40	$0.40	$0.80	$0.80
Weighted-average shares outstanding (in thousands):
Basic	67,664	67,860	62,980	67,774	56,739
Diluted	67,713	67,916	63,316	67,866	57,128

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$97,970	$76,639
Customer receivables, net	24,479	21,405
Inventories, net	54,121	60,805
Other current assets	19,890	22,675
Assets held for sale	—	80,674
Total current assets	196,460	262,198
Property, plant and equipment, net	276,592	272,193
Investment in real estate held for development and sale	79,238	79,537
Timber and timberlands, net	1,655,853	1,672,815
Intangible assets, net	17,439	17,828
Other long-term assets	33,359	21,281
Total assets	$2,258,941	$2,325,852

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$78,492	$60,993
Current portion of long-term debt	39,988	39,973
Current portion of pension and other postretirement employee benefits	5,997	5,997
Liabilities held for sale	—	29,321
Total current liabilities	124,477	136,284
Long-term debt	716,094	715,391
Pension and other postretirement employee benefits	110,525	110,659
Deferred tax liabilities, net	14,623	32,009
Other long-term obligations	47,172	16,730
Total liabilities	1,012,891	1,011,073
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 67,186 and 67,570 shares	67,186	67,570
Additional paid-in capital	1,662,381	1,659,031
Accumulated deficit	(337,330)	(282,391)
Accumulated other comprehensive loss	(146,187)	(129,431)
Total stockholders’ equity	1,246,050	1,314,779
Total liabilities and stockholders' equity	$2,258,941	$2,325,852

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	For the three months ended			For the six months ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$17,137	$6,560	$46,148	$23,697	$60,745
Adjustments:
Depreciation, depletion and amortization	17,137	16,274	21,605	33,411	34,240
Basis of real estate sold	7,427	1,556	2,820	8,983	6,425
Gain on sale of facility	—	(9,176)	—	(9,176)	—
Loss on extinguishment of debt	—	5,512	—	5,512	—
Change in deferred taxes	(1,139)	(16,099)	3,856	(17,238)	2,798
Pension and other postretirement employee benefits	2,831	3,106	4,185	5,937	7,999
Equity-based compensation expense	1,832	1,617	1,795	3,449	4,889
Other, net	(1,142)	(786)	(129)	(1,928)	(671)
Change in working capital and operating-related activities, net	8,507	13,983	(18,782)	22,490	(9,008)
Real estate development expenditures	(2,715)	(1,766)	(1,057)	(4,481)	(1,665)
Funding of pension and other postretirement employee benefits	(1,421)	(1,714)	—	(3,135)	(10,397)
Net cash provided by operating activities	48,454	19,067	60,441	67,521	95,355

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(11,742)	(3,760)	(7,741)	(15,502)	(11,373)
Timberlands reforestation and roads	(3,948)	(4,242)	(4,259)	(8,190)	(7,119)
Acquisition of timber and timberlands	(278)	—	(163)	(278)	(163)
Cash and cash equivalents acquired in merger	—	—	—	—	3,419
Proceeds on sale of facility	(1,252)	60,045	—	58,793	—
Other, net	303	130	299	433	531
Net cash provided by (used in) investing activities	(16,917)	52,173	(11,864)	35,256	(14,705)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(26,881)	(27,065)	(25,101)	(53,946)	(50,203)
Proceeds from Potlatch revolving line of credit	—	—	—	—	100,000
Repayment of Potlatch revolving line of credit	—	—	—	—	(100,000)
Repayment of Deltic revolving line of credit	—	—	—	—	(106,000)
Proceeds from long-term debt	—	150,000	—	150,000	100,000
Repayment of long-term debt	—	(150,000)	—	(150,000)	(14,250)
Premiums and fees on debt retirement	—	(4,865)	—	(4,865)	—
Repurchase of common stock	(15,015)	(10,158)	—	(25,173)	—
Other, net	(51)	(213)	(97)	(264)	(4,935)
Net cash used in financing activities	(41,947)	(42,301)	(25,198)	(84,248)	(75,388)
Change in cash, cash equivalents and restricted cash	(10,410)	28,939	23,379	18,529	5,262
Cash, cash equivalents and restricted cash, beginning	108,380	79,441	102,340	79,441	120,457
Cash, cash equivalents and restricted cash, ending	$97,970	$108,380	$125,719	$97,970	$125,719

PotlatchDeltic Corporation

Segment Information

Unaudited

	For the three months ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands)	2019	2019	2018	2019	2018
Revenues
Timberlands	$66,881	$68,158	$92,511	$135,039	$169,017
Wood Products	138,030	132,306	193,585	270,336	333,400
Real Estate	36,432	6,164	16,431	42,596	26,986
	241,343	206,628	302,527	447,971	529,403
Intersegment Timberlands revenues	(25,762)	(24,912)	(34,294)	(50,674)	(61,273)
Consolidated revenues	$215,581	$181,716	$268,233	$397,297	$468,130

Adjusted EBITDDA[1]
Timberlands	$26,131	$26,850	$43,691	$52,981	$81,388
Wood Products	(2,071)	7,226	51,566	5,155	80,516
Real Estate	31,316	2,703	12,300	34,019	20,302
Corporate	(9,346)	(10,654)	(11,264)	(20,000)	(19,980)
Eliminations and adjustments	3,050	2,127	(2,085)	5,177	(3,286)
Total Adjusted EBITDDA	49,080	28,252	94,208	77,332	158,940
Basis of real estate sold	(7,427)	(1,556)	(2,820)	(8,983)	(6,425)
Depreciation, depletion and amortization	(16,727)	(15,797)	(20,950)	(32,524)	(33,146)
Interest expense, net	(7,882)	(5,464)	(9,356)	(13,346)	(15,016)
Loss on extinguishment of debt	—	(5,512)	—	(5,512)	—
Non-operating pension and other postretirement employee benefits	(889)	(980)	(1,908)	(1,869)	(3,765)
Gain (loss) on fixed assets	30	32	(3)	62	1
Gain on sale of facility	—	9,176	—	9,176	—
Inventory purchase price adjustment in cost of goods sold	—	—	—	—	(1,849)
Deltic merger-related costs	—	—	(1,018)	—	(20,273)
Income before income taxes	$16,185	$8,151	$58,153	$24,336	$78,467

Depreciation, depletion and amortization
Timberlands	$10,469	$10,265	$14,598	$20,734	$23,244
Wood Products	5,861	5,042	6,069	10,903	9,423
Real Estate	147	209	77	356	117
Corporate	250	281	206	531	362
	16,727	15,797	20,950	32,524	33,146
Bond discounts and deferred loan fees[2]	410	477	655	887	1,094
Total depreciation, depletion and amortization	$17,137	$16,274	$21,605	$33,411	$34,240

Basis of real estate sold
Real Estate	$7,455	$1,588	$2,896	$9,043	$6,619
Eliminations and adjustments	(28)	(32)	(76)	(60)	(194)
Total basis of real estate sold	$7,427	$1,556	$2,820	$8,983	$6,425

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 8, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Income.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(in thousands, except per share amount)	2019	2019	2018	2019	2018
Total Adjusted EBITDDA
Net income (GAAP)	$17,137	$6,560	$46,148	$23,697	$60,745
Interest, net	7,882	5,464	9,356	13,346	15,016
Income taxes	(952)	1,591	12,005	639	17,722
Depreciation, depletion and amortization	16,727	15,797	20,950	32,524	33,146
Basis of real estate sold	7,427	1,556	2,820	8,983	6,425
Loss on extinguishment of debt	—	5,512	—	5,512	—
Non-operating pension and other postretirement benefit costs	889	980	1,908	1,869	3,765
Deltic merger-related costs	—	—	1,018	—	20,273
Gain on sale of facility	—	(9,176)	—	(9,176)	—
Inventory purchase price adjustment in cost of goods sold	—	—	—	—	1,849
(Gain) loss on fixed assets	(30)	(32)	3	(62)	(1)
Total Adjusted EBITDDA	$49,080	$28,252	$94,208	$77,332	$158,940

Adjusted net income
Net income (GAAP)	$17,137	$6,560	$46,148	$23,697	$60,745
Special items:
Loss on extinguishment of debt	—	5,512	—	5,512	—
Gain on sale of facility, after tax	—	(6,790)	—	(6,790)	—
Deltic merger-related costs	—	—	1,018	—	20,273
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	—	1,368
Adjusted net income	$17,137	$5,282	$47,166	$22,419	$82,386

Adjusted net income per diluted share
Net income per diluted share (GAAP)	$0.25	$0.10	$0.73	$0.35	$1.06
Special items:
Loss on extinguishment of debt	—	0.08	—	0.08	—
Gain on sale of facility, after tax	—	(0.10)	—	(0.10)	—
Deltic merger-related costs	—	—	0.02	—	0.36
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	—	0.02
Adjusted net income per diluted share	$0.25	$0.08	$0.75	$0.33	$1.44